EXECUTION COPY
Exhibit 99.2
SECURITY AGREEMENT
     THIS SECURITY AGREEMENT (this “Agreement”) dated as of June 21, 2007 is between MONTPELIER REINSURANCE LTD., a Bermuda company (the “Pledgor”) and THE ROYAL BANK OF SCOTLAND PLC (“RBS”) in its capacity as Security Trustee of the Finance Parties (in such capacity, the “Security Trustee”).
W I T N E S S E T H
     WHEREAS, the Pledgor, Montpelier Reinsurance Holdings Ltd., Montpelier Capital Limited, certain financial institutions (the “Lenders”), RBS, as arranger and agent, and the Security Trustee entered into that certain Standby Letter of Credit Facility Agreement dated as of June 21, 2007 (as amended or modified from time to time, the “Facility Agreement”) whereunder the Lenders agreed to issue Letters of Credit for the account of the Account Party; and
     WHEREAS, as a condition precedent to the effectiveness of the Facility Agreement, the Pledgor is required to execute and deliver this Agreement; and
     WHEREAS, the Secured Obligations under the Facility Agreement are to be secured pursuant to this Agreement;
     NOW, THEREFORE, for and in consideration of any Letter of Credit, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Definitions. When used herein, (a) the terms Certificated Security, Chattel Paper, Commodities Contract, Control, Financial Assets, General Intangibles, Instrument, Investment Property, Proceeds, Securities Account, Securities Intermediary, Security, Security Certificate, Security Entitlement and Uncertificated Security shall have the respective meanings assigned to such terms in Article 8 or Article 9, as applicable, of the Uniform Commercial Code (as defined below) and (b) the following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):
     ABS. Any fixed-income instrument that entitles the holder of, or beneficial owner under, the instrument to the whole or any part of the rights or entitlements of a holder of a receivable or other asset and any other rights or entitlements in respect of a pool of receivables or other assets or any money payable by obligors under those receivables or other assets (whether or not the money is payable to the holder of, or beneficial owner under, the instrument on the same terms and conditions as under the receivables or other assets) in relation to receivables or other assets; provided however, such receivables or assets shall be limited to automobile loans, credit card receivables and home equity loans and such other ABS assets as may be acceptable to the Security Trustee.
     Adjusted Fair Market Value. With respect to any Eligible Collateral, an amount equal to the product of the Fair Market Value of such Eligible Collateral and the applicable percentage with respect to such Eligible Collateral as set forth on Schedule 1.

     Agreement — see the Preamble.
     Cash. Dollars held by the Pledgor in the Collateral Account.
     Cash Equivalents. At any time:
     (a) commercial paper, maturing not more than one year from the date of issue, which is issued by
     (i) a corporation (except an Affiliate of the Pledgor) rated at least A-1 by S&P or P-1 by Moody’s or the equivalent rating from another nationally recognized agency, or
     (ii) any Lender (or its holding company); and
     (b) any money market fund, maturing not more than two years after the date of issue, which is issued by either
     (i) a financial institution which is rated at least AA- by S&P or Aa3 by Moody’s, or
     (ii) any Lender.
     Collateral means all property and rights of the Pledgor in which a security interest is granted hereunder.
     Collateral Account. The Pledgor’s custodial account fund no. [                    ][                    ] maintained at the Custodian and any replacement, additional or successor account maintained with a Custodian and subject to the terms of the Control Agreement.
     Collateral Coverage Amount. On any date, an amount equal to the sum of the Adjusted Fair Market Value of all Eligible Collateral.
     Control Agreement — see Section 5.
     Corporate Securities. Publicly traded debt securities (other than preferred stock) issued by a corporation organized in the United States.
     Custodian. The Bank of New York and any other or successor custodian approved by the Security Trustee.
     Dollars or $. Dollars in lawful currency of the United States of America.
     Dollar Equivalent. At any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any other currency, the equivalent amount thereof in Dollars as determined by the Security Trustee at such time on the basis of the Spot Rate for the purchase of Dollars with such other currency.
     Eligible Collateral. ABSs, Cash, Cash Equivalents, Corporate Securities, Federal Agency Debt, Government Debt, MBS Investments and Municipal Securities which (a) are denominated in Dollars, (b) except in the case of Cash and Cash Equivalents, have the required rating and/or maximum tenor as set forth on Schedule 1, (c) are capable of being marked to market on a daily basis and (d) are held in the Collateral Account.
     Facility Agreement — see the Recitals.
     Fair Market Value. (a) With respect to any Government Debt, Federal Agency Debt, or other publicly-traded security (other than those set forth in clause (b)) the closing price for such security on Bloomberg, Inc. or, if Bloomberg, Inc. is not available, another quotation service reasonably acceptable to the Security Trustee, (b) with respect to Cash and Cash Equivalents, the amounts thereof, and (c) with respect to any Eligible Collateral (other than those set forth in clauses (a), and (b)), the price for such Eligible Collateral on the date of calculation obtained from a generally recognized source approved by the Security Trustee or the most recent bid quotation from such approved source (or, if no generally recognized source exists as to such Eligible Collateral, any other source specified by the Pledgor to which the Security Trustee does not reasonably object).
     Federal Agency. Any of the following agencies of the federal government of the United States: (a) Government National Mortgage Association; (b) the Export-Import Bank of the United States; (c) the Farmers Home Administration, an agency of the United States Department of Agriculture; (d) the United States General Services Administration; (e) the United States Maritime Administration; (f) the United States Small Business Administration; (g) the Commodity Credit Corporation; (h) the Rural Electrification Administration; (i) the Rural Telephone Bank; (j) Washington Metropolitan Area Transit Authority; (k) the Federal Home Loan Mortgage Corporation; (l) the Federal National Mortgage Association; (m) the Federal Housing Finance Board; (n) the Federal Home Loan Bank; and (o) such other federal agencies as are reasonably acceptable to the Security Trustee.
     Federal Agency Debt. Evidence of Freely Transferable Debt issued by a Federal Agency.
     Freely Transferable. Securities which are freely transferable and traded in established and recognized markets and as to which there are readily available price quotations.
     Government Debt. Freely Transferable Debt issued by the U.S. Treasury Department or backed by the full faith and credit of the United States.
     Lender — see the Recitals.
     MBS (Agency CMOs). Collateralized mortgage obligations or real estate mortgage investment conduit pass through securities, in any case issued by the Federal National Mortgage Association, the Government National Mortgage Association or the Federal Home Loan Mortgage Corporation.
     MBS (Agency Pass-Throughs). Any instrument, issued by the Federal National Mortgage Association, the Government National Mortgage Association or the Federal Home Loan Mortgage Corporation, that entitles the holder of, or beneficial owner under, the instrument to the whole or any part of the rights or entitlements of a mortgagee and any other rights or entitlements in respect of a pool of mortgages or any money payable by mortgagors under those mortgages in relation to real estate mortgages, and the money payable to the holder of, or beneficiary owner under, the instrument is based on actual or scheduled payments on the underlying mortgages.
     MBS Investments. MBS (Agency CMOs) which constitute TACs, PACs and Sequentials and shall not include Support Tranches and MBS (Agency Pass-Throughs). The maximum weighted average life of any single MBS Investment shall not exceed 10 years.
     Municipal Securities. Publicly traded debt securities issued by any state or municipality located in the United States.
     Notice of Exclusive Control. A written notice, in the form attached to the Control Agreement as Exhibit B, given by the Security Trustee to the Custodian upon an Event of Default that the Security Trustee is exercising sole and exclusive control of the Collateral Account and the Collateral credited thereto.
     Permitted Security — see clause (a) of Section 3.
     Pledgor — see the Preamble.
     Security Trustee — see the Preamble.
     Spot Rate. For a currency, the rate determined by the Security Trustee to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Security Trustee may obtain such spot rate from another financial institution designated by the Security Trustee if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency.
     Total Outstandings. At any time, the Dollar Equivalent of the Outstandings under the Facility Agreement at such time.
     Uniform Commercial Code means the Uniform Commercial Code as in effect in the State of New York on the date of this Agreement; provided, however, as used in Section 7 hereof, “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.
     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Facility Agreement.
     2. Grant of Security Interest. As security for the payment of all Secured Obligations, the Pledgor hereby grants to the Security Trustee, for the benefit of the Lenders and the other Finance Parties, a continuing security interest in all of the Pledgor’s right, title and interest in the following, whether now or hereafter existing or acquired:
(a) the Collateral Account and all property held therein or any replacement or successor account and/or any and all substitutions, additions and accessions thereto, which shall include, but not be limited to, Cash, Investment Property, Securities, Security Entitlements, Securities Accounts and any and all Financial Assets credited to and held in the Collateral Account or any replacement or successor account, as such property may be released or substituted pursuant to the terms hereof, and (b) to the extent not already included in clause (a) above, dividends, distributions, income, interest and all proceeds of the foregoing, including, without limitation, the roll-over or reinvested proceeds of the foregoing, whether now existing or hereafter arising (collectively, the “Collateral”).
     3. Warranties. The Pledgor warrants that: [Subject to review of Facility Agreement to avoid duplication]
          (a) no financing statement or other filing or registration under the UCC or any other applicable laws evidencing a security interest (other than any which may have been filed on behalf of the Security Trustee or in connection with security interests or liens expressly permitted by the Facility Agreement (“Permitted Security”)) covering any of the Collateral is on file in any public office;
          (b) the Pledgor is and will be the lawful owner of all Collateral, free and clear of all liens, rights and claims whatsoever, other than the security interest created hereunder and Permitted Security, with full power and authority to execute this Agreement and perform the Pledgor’s obligations hereunder, and to subject the Collateral to the security interest hereunder;
          (c) all written information with respect to Collateral set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by the Pledgor to the Security Trustee, and all other written information heretofore or hereafter furnished by the Pledgor to the Security Trustee, is and will be true and correct in all material respects as of the date furnished;
          (d) the Pledgor’s chief executive office and principal place of business and the office where the Pledgor keeps its records concerning the Collateral are located at Montpelier House, 94 Pitts Bay Road, Hamilton HM HX, Bermuda.
          (e) the Pledgor is not and has not been known by any legal name different from the one set forth on the signature page of this Agreement;
          (f) the execution and delivery of this Agreement and the performance by the Pledgor of its obligations hereunder are within the Pledgor’s corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the organizational documents of the Pledgor or of any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon the Pledgor or its property; and
          (g) this Agreement is a legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, except that the enforceability of this Agreement may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and creates a valid and, except for Permitted Security, after all appropriate financing statements are filed and the Control Agreement executed, first priority security interest in the Collateral and such security interest is entitled to all rights, priorities and benefits afforded by the Uniform Commercial Code and the applicable laws of Bermuda.
     4. Agreements of the Pledgor. The Pledgor (a) will, upon request of the Security Trustee, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices reasonably deemed appropriate by the Security Trustee) and do such other acts and things, as the Security Trustee may reasonably request in connection with the perfection and enforcement of the security interest granted hereunder; (b) will cause the Security Trustee’s security interest in Collateral consisting of Investment Property to be and remain continuously perfected by Control (free of all other liens, claims and rights of third parties whatsoever, other than Permitted Security) to secure the payment of the Secured Obligations; (c) will keep its records concerning the Collateral in such a manner as will enable the Security Trustee or its designees to determine at any time the status of the Collateral; (d) will furnish the Security Trustee such information concerning the Pledgor, the Collateral and the Securities Intermediary as the Security Trustee may from time to time reasonably request; (e) will, upon request of the Security Trustee, stamp on its records concerning the Collateral, and add on all Chattel Paper constituting a portion of the Collateral, a notation, in form satisfactory to the Security Trustee, of the security interest of the Security Trustee hereunder; and (f) will reimburse the Security Trustee for all reasonable expenses, including reasonable attorneys’ fees and legal expenses, incurred by the Security Trustee in protecting, preserving and/or maintaining any Collateral and/or in seeking to collect or enforce any rights in respect of the Collateral.
     The Pledgor covenants and agrees that (i) with respect to the Collateral Account, the property held therein and any and all proceeds thereof, the Security Trustee has control and, from and after the issuance of a Notice of Exclusive Control, which notice shall not be given unless an Event of Default has occurred and is continuing hereunder, the Security Trustee shall have sole and exclusive control over such Collateral and that it shall take all such steps as may be necessary to cause the Security Trustee to have sole and exclusive control over such Collateral; (ii) it shall not sell, transfer, assign, or otherwise dispose of any of the Collateral without the prior written consent of the Security Trustee except in connection with substitutions, roll-overs, reinvestments or releases of Collateral permitted pursuant to Section 5(d); (iii) it shall do or cause to be done all things necessary to preserve and keep in full force and effect the perfected first priority security interest in the Collateral granted to the Security Trustee hereunder (subject to laws affecting creditor’s rights, generally); (iv) it shall not create or permit the existence of liens or security interests in the Collateral in favor of third parties other than Permitted Security; (v) it shall not take any action or omit to take any action that would result in the termination of the Control Agreement without the prior consent of the Security Trustee and it shall otherwise comply in all respects with the provisions of the Control Agreement; and (vi) with respect to the Collateral Account, it shall not give instructions or entitlement orders to the Custodian that would require the Custodian to advance any margin or other credit to or for the benefit of the Pledgor.
     The Pledgor agrees that: (1) any distribution in kind received by the Pledgor from any party for or on account of the Collateral, including distributions of stock as a dividend or split of any of the Collateral, shall be promptly delivered to the Security Trustee, for the account of the

Finance Parties, in the form received with any required endorsement; (2) additional collateral in form and kind satisfactory to the Security Trustee will be deposited by the Pledgor with the Security Trustee, for the account of the Finance Parties, in accordance with Section 5(c); and (3) any note or other instrument executed and delivered to the Pledgor by any party to evidence any obligation of such party with respect to the Collateral shall be promptly delivered with any required endorsement to the Security Trustee. All such items shall be held by the Security Trustee in accordance with the terms of this Agreement.
     Whenever an Event of Default shall be existing and continuing, the Pledgor shall at the request of the Security Trustee do any and all lawful acts and execute any and all proper documents reasonably required by the Security Trustee in aid of such enforcement.
     5. Investments.
          (a) The Pledgor hereby agrees that funds contained in the Collateral Account shall be invested in Eligible Collateral.
          (b) With respect to the Collateral Account, the Pledgor shall cause the Securities Intermediary to execute and deliver to the Security Trustee on the date hereof a Control Agreement in the form of Schedule 2 hereto (the “Control Agreement”).
          (c) The Pledgor agrees that the Collateral Coverage Amount must at all times be equal to or greater than the Total Outstandings. If at any time the Collateral Coverage Amount is less than the Total Outstandings, then the Pledgor shall promptly provide to the Security Trustee and pledge hereunder such additional Eligible Collateral as may be necessary to satisfy the foregoing Collateral Coverage Amount. Failure to do so within two (2) Business Days shall constitute an immediate and automatic Event of Default under the terms and conditions of the Facility Agreement.
          (d) The Security Trustee shall grant a release of its lien on the Collateral:
i.      In the event that the Collateral Coverage Amount exceeds the Total Outstandings (such excess being referred to herein as the “Release Amount”) then, so long as no Event of Default has occurred and is continuing, the Security Trustee shall, at the request and expense of the Pledgor, release such portions of the Collateral designated by the Pledgor with a fair market value equal to the Release Amount (or such smaller amount as may be requested by the Pledgor); provided, that in no event shall the Security Trustee be required to release any Collateral after the occurrence and during the continuance of an Event of Default or in an aggregate amount that is less than five hundred thousand Dollars ($500,000). In connection with any such partial release of the Collateral, the Security Trustee shall give such consents as may be necessary to permit the Custodian to allow the Pledgor to withdraw the Release Amount from the Collateral Account, as the case may be. The Pledgor agrees to reimburse the Security Trustee on demand for any and all out-of-pocket costs and expenses incurred by the Security Trustee in connection with any such partial release of the Collateral, including, without limitation, reasonable attorney’s fees.
ii.      So long as the Collateral Coverage Amount exceeds the Total Outstandings, and so long as no Event of Default has occurred and is continuing, the Pledgor may make substitutions of equal or greater value for the Collateral; provided that such Collateral shall at all times consist of Eligible Collateral delivered to the Custodian prior to any such substitution and in connection therewith the Security Trustee shall, at the expense of the Pledgor, release the Collateral for which the Pledgor is making a substitution. In the event that any amounts are paid or due to be paid in respect of the Collateral (whether at scheduled maturity or otherwise), the Pledgor may give instructions to roll-over or reinvest such amounts in Eligible Collateral, all of which shall remain Collateral hereunder.
          (e) As long as no Event of Default exists, and is continuing, the Pledgor shall be entitled to exercise for any purpose any and all (i) voting rights and (ii) powers to give consents, waivers or ratifications, in either case arising from or relating to the Pledgor’s interest in respect of any Investment Property (including the power to direct the Securities Intermediary with respect to the investment of funds or sale of Investment Property); provided, however, the Pledgor shall not exercise such rights or powers in a manner, or consent to any action that would in any manner impair the Collateral or be inconsistent with or result in a violation of any provision of this Agreement or the Facility Agreement. At any time an Event of Default exists, and is continuing, all rights of the Pledgor provided in this Section 5(e) shall cease, and all voting rights and powers described herein shall thereupon be vested in the Security Trustee who shall have the sole and exclusive right and authority to exercise such voting rights and powers. The Security Trustee hereby agrees that it shall not issue to the Securities Intermediary a Notice of Exclusive Control (as defined in the Control Agreement) unless an Event of Default shall have occurred and be existing at the time such Notice of Exclusive Control is issued.
     6. Event of Default. Whenever an Event of Default shall be existing, and is continuing, the Security Trustee may (and, at the request of the Majority Lenders, shall) exercise from time to time any rights and remedies available to it under applicable law and in addition may sell or otherwise dispose of the Collateral or any part thereof. Without limiting the foregoing, if any Event of Default shall occur and be continuing, the Security Trustee may (or at the request of the Majority Lenders, shall) with or without prior notice to the Pledgor, and without demand for additional collateral, (a) transfer, or cause the Custodian to transfer any or all of the Collateral and/or the Collateral Account into the name of the Security Trustee or its nominee (including, without limitation, having the Collateral debited from the Collateral Account and credited to an account designated by the Security Trustee and vote any Collateral constituting Securities or closely held capital stock, (b) require the Pledgor to provide additional Eligible Collateral if the Collateral Coverage Amount is not equal to or greater than the Total Outstandings at any time, (c) sell at public or private sale any or all of the Collateral, (d) apply to, or set off against, the Secured Obligations of the Pledgor all or any portion of the Collateral, securities or other property of the Pledgor in the possession of the Security Trustee, (e) convert any of the Collateral or any proceeds thereof into sterling, with any such conversion costs being considered a collection expense and added to the Secured Obligations, and (f) at its discretion in its own name or in the name of the Pledgor take any action for the collection of the Collateral, including the filing of a proof of claim in insolvency proceedings, and may receive the proceeds thereof and execute releases therefor. The Pledgor agrees that the Security Trustee has no obligation to sell or otherwise liquidate the Collateral in any particular order or to apply the proceeds thereof to any particular portion of the Secured Obligations. The Pledgor further agrees that after the occurrence and during the continuance of any Event of Default, to the extent that any voting rights exist, the Security Trustee shall have no obligation to vote any Collateral constituting Securities or closely held capital stock but shall have the right to do so in its sole discretion. In connection therewith and subject to the requirements of the Uniform Commercial Code, the Collateral may be sold in one or more sales, at public or private sale, conducted by an officer or agent of, or auctioneer or attorney for, the Security Trustee, at the Security Trustee’s place of business or elsewhere, for cash, upon credit or for other property, for immediate or future delivery, on such terms as the Security Trustee shall deem appropriate and at such price or prices as the Security Trustee shall deem best. The Security Trustee or any Lender may be the purchaser of any or all of the Collateral so sold at a public sale. The Security Trustee may, in its sole discretion, at any such sale, restrict the prospective bidders or purchasers who will provide assurances satisfactory to the Security Trustee that the Collateral may be offered and sold to them without registration under the Securities Act of 1933, as amended, and without registration or qualification under any other applicable state or federal law. Any notification of intended disposition of any of the Collateral required by law shall be deemed reasonably and properly given if given at least five days before such disposition. Any proceeds of any disposition by the Security Trustee of any of the Collateral may be applied to payment of expenses in connection with the Collateral, including reasonable attorneys’ fees and legal expenses, and any balance of such proceeds may be applied by the Security Trustee toward the payment of such of the Secured Obligations, and in such order of application, as the Security Trustee may from time to time elect.
     7. Security Trustee Rights and Powers.
          (a) The Pledgor hereby irrevocably appoints the Security Trustee as the Pledgor’s attorney-in-fact (which appointment as attorney-in-fact is coupled with an interest), with full authority in the place and stead of the Pledgor and in the name of the Pledgor, effective from time to time in the Security Trustee’s discretion to take any action and to execute any instrument which the Security Trustee may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including (i) to ask, demand, collect, sue for, recover and receive moneys due and to become due under or in connection with the Collateral, (ii) to receive, indorse and collect any drafts or other Instruments, Documents and Chattel Paper in connection therewith, (iii) to make, execute, deliver and record, as the case may be, any and all financing statements, continuation statements, notices of exclusive control, assignments, proofs of claim, powers of attorney, leases, discharges or other instruments or agreements which the Security Trustee in its sole discretion may deem necessary or advisable to perfect, preserve, or protect (and, after the occurrence and during the continuance of an Event of Default, to enforce) the lien granted hereunder and the Finance Parties’ interests in the Collateral and to carry out the purposes of this Agreement, including but without limiting the generality of the foregoing, any and all proofs of claim in bankruptcy or other insolvency proceedings of the Pledgor, with the right, upon the occurrence and during the continuance of an Event of Default, to collect and apply to the Secured Obligations all distributions and dividends made on account of the Collateral. Notwithstanding the foregoing, the Security Trustee shall not be obligated to exercise any right or duty as attorney-in-fact or have any duty to the Pledgor in connection therewith.
          (b) The powers conferred on the Security Trustee hereunder shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Security Trustee shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve any rights pertaining to any Collateral.
          (c) The Pledgor hereby authorizes the Security Trustee to file at any time appropriate Uniform Commercial Code Financing Statements in such jurisdictions and offices as the Security Trustee deems reasonably necessary in connection with the perfection of a security interest in the Collateral granted hereunder. The Pledgor acknowledges that a copy of this Agreement may be filed with the Registrar of Companies in Bermuda.
     8. Rights and Remedies. All payments received by the Pledgor in respect of the Collateral shall be received in trust for the benefit of the Finance Parties, shall be segregated from other funds of the Pledgor, and shall be forthwith paid over to the Security Trustee in the same form as so received (with any necessary indorsement) for application to the Secured Obligations as provided in this Agreement.
     9. General. The Security Trustee shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as the Pledgor requests in writing, but failure of the Security Trustee to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Security Trustee to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by the Pledgor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of such Collateral.
     All notices hereunder shall be in writing either by facsimile transmission or overnight courier and shall be sent to the applicable party at its address set forth in the Facility Agreement or at such other address as such party may, by notice to the other party as provided herein, have designated as its address for such purpose. Notices by facsimile transmission shall be deemed to have been given when sent; notices sent by overnight courier shall be deemed to have been given when delivered for overnight delivery; and notices sent by hand delivery shall be deemed to have been given when received.
     The Pledgor agrees to pay all reasonable expenses (including reasonable attorneys’ fees and legal expenses) paid or incurred by the Security Trustee in endeavoring to collect the Secured Obligations, or any part thereof, and in enforcing this Agreement, and such obligations will themselves be Secured Obligations.
     No delay on the part of the Security Trustee in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Security Trustee of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.
     This Agreement shall remain in full force and effect until all Secured Obligations have been paid in full and the Secured Obligations have terminated whereupon the remaining Collateral shall be returned to the Pledgor. If at any time all or any part of any payment theretofore applied by the Security Trustee or any Finance Party to any of the Secured Obligations is or must be rescinded or returned by the Security Trustee or any Finance Party for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Pledgor), such Secured Obligations shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Security Trustee or such Finance Party, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Secured Obligation, all as though such application by the Security Trustee or such Finance Party had not been made.
     This Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to its conflict of laws provisions. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
     The rights and privileges of the Security Trustee hereunder shall inure to the benefit of its successors and assigns.
     This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.
     ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE SECURITY TRUSTEE’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE PLEDGOR AND THE SECURITY TRUSTEE HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT (OR SUCH OTHER ADDRESS AS IT SHALL

HAVE SPECIFIED IN WRITING TO THE SECURITY TRUSTEE AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
     EACH OF THE PLEDGOR, THE SECURITY TRUSTEE AND (BY ACCEPTING THE BENEFITS HEREOF) EACH FINANCE PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
     All payments to be made by the Pledgor to any person hereunder shall be made free and clear of, and without deduction for or on account of, tax unless the Pledgor is required by law to make such a payment subject to the deduction or withholding of tax, in which case the sum payable by the Pledgor in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, such person receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

MONTEPELIER REINSURANCE LTD.

/s/ William Pollett

Treasurer

THE ROYAL BANK OF SCOTLAND PLC, as Security Trustee

/s/ Alan Hames

Director

EXECUTION COPY
SCHEDULE 1
COLLATERAL COVERAGE AMOUNT CALCULATION

Eligible Collateral	Applicable Percentage of Fair Market Value if Pledgor’s A.M. Best Rating of A- or Above	Applicable Percentage of Fair Market Value if Pledgor’s A.M. Best Rating of B++ or Below or A.M. Best Rating is Withdrawn

Cash	100%	90%

Cash Equivalents	90%	80%

Government Debt with maturities of less than two years	95%	85%

Government Debt with maturities of two years or more but not more than 10 years	90%	80%

Government Debt with maturities of more than 10 years	85%	75%

Federal Agency Debt with maturities of less than two years	95%	85%

Federal Agency Debt with maturities of two years or more but not more than 10 years	90%	80%

Federal Agency Debt with maturities of more than ten years	85%	75%

Corporate Securities rated at least AA- by S&P or Aa3 by Moody’s with maturities of less than two years	90%	80%

Corporate Securities rated at least AA- by S&P or Aa3 by Moody’s with maturities between two and ten years	85%	75%

Corporate Securities rated less than AA- but at least BBB by S&P or rated less than Aa3 but at least Baa2 by Moody’s with maturities of ten years or less	80%	70%

Municipal Securities rated AAA by S&P or Aaa by Moody’s	90%	80%

Municipal Securities rated less than AAA but at least BBB by S&P or rated less than Aaa but at least Baa2 by Moody’s	85%	75%

ABSs rated AAA by S&P or Aaa by Moody’s with maturities of 10 years or less	80%	70%

MBS Investments rated AAA by S&P or Aaa by Moody’s with maturities of 10 years or less	80%	70%